UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Zoom Telephonics, Inc.

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ZOOM TELEPHONICS, INC.

99 High Street
Boston, MA 02110

May 4, 2018

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Zoom Telephonics, Inc. to be held on Thursday, June 21, 2018 at 99 High Street, Boston, Massachusetts 02110. The location is near South Station in downtown Boston.

A buffet breakfast will be available starting at 9:30 a.m. Eastern Time, and the meeting will begin at 10:00 a.m. Some of Zoom’s officers will be available for discussion before and after the meeting. After the short formal part of the meeting, there will be a business presentation and a question-and-answer period.

We are using the Internet as our primary means of furnishing the proxy materials to our stockholders. This process expedites the delivery of proxy materials and reduces our expenses.

We recognize that many stockholders may not be able to attend the Annual Meeting in person. In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials on or about May 4, 2018, which contains instructions on how stockholders can access the proxy materials over the Internet and vote electronically or by phone. The Notice of Internet Availability of Proxy Materials also contains instructions describing how stockholders can request a paper copy of our proxy materials, including the Proxy Statement, the 2017 Annual Report and a form of proxy card.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by using one of the voting options available to you as described in the Notice of Internet Availability of Proxy Materials and in our Proxy Statement. If you wish to revoke your proxy at the meeting, you can withdraw your proxy and vote in person.

The Board of Directors has fixed the close of business on April 24, 2018 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

I look forward to seeing those of you who will be able to attend.

Frank Manning
President

ZOOM TELEPHONICS, INC.
99 High Street
Boston, MA 02110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Zoom Telephonics, Inc. (the “Company”) will be held on Thursday, June 21, 2018 at 10:00 a.m. Eastern Time at 99 High Street, Boston, Massachusetts 02110. The meeting will be held for the following purposes:

1.
To elect seven (7) directors to serve for the ensuing year and until their successors are duly elected;

2.
  To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2018;

3.
 To approve by a non-binding advisory vote the compensation of the Company’s named executive officers (the “say-on-pay” vote).

The Board of Directors has fixed the close of business on April 24, 2018 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any continuation or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to vote by proxy in accordance with the instructions included in the Notice of Internet Availability of Proxy Materials. Any stockholder attending the Annual Meeting may vote in person even if he or she has voted by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Frank B. Manning
President

Boston, Massachusetts
May 4, 2018

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on
Thursday, June 21, 2018: The Proxy Statement for the Annual Meeting and the Annual Report to
Shareholders for the year ended December 31, 2017 are available at www.edocumentview.com/ZMTP.

IMPORTANT: YOU ARE URGED TO SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS FOUND ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY.

ZOOM TELEPHONICS, INC.
PROXY STATEMENT FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2018

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Zoom Telephonics, Inc., for use at the Annual Meeting of Stockholders to be held on Thursday, June 21, 2018 at 10:00 a.m. Eastern Time (the "Annual Meeting"), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 99 High Street, Boston, Massachusetts 02110. We intend to mail a Notice of Internet Availability of Proxy Materials (sometimes referred to as the “Notice”) and to make this proxy statement and Zoom's Annual Report for the year ending December 31, 2017, available to our shareholders of record entitled to vote at the Annual Meeting on or about May 4, 2018. In this proxy statement we refer to Zoom Telephonics, Inc. as “Zoom,” “we,” or “us.”

Record Date, Stock Ownership and Voting

Only stockholders of record at the close of business on April 24, 2018, are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on April 24, 2018 there were outstanding and entitled to vote 15,884,040 shares of common stock, par value $.01 per share ("Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock.

One-third of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Annual Meeting in order to constitute the quorum necessary to take action at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Annual Meeting, will not be counted towards a quorum and will not be voted on any proposal. Shares of Common Stock held of record by brokers who complete a proxy in accordance with the instructions included in the Notice of Internet Availability and Proxy Material or comply with the voting instructions but who fail to vote on one or more proposals (“broker non-votes”) will be considered present at the Annual Meeting and will count toward the quorum but will be deemed not to have voted on such proposal.

The seven (7) nominees for the Board of Directors who receive the greatest number of votes cast by stockholders present in person or represented by proxy and entitled to vote thereon will be elected directors of Zoom.

A majority of the votes properly cast at the Annual Meeting will be necessary to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will have the same effect as a vote against the matter, and broker non-votes will have no effect on the outcome of voting on this matter.

We do not intend to submit any other proposals to the stockholders at the Annual Meeting. The Board of Directors was not aware, a reasonable time before mailing of this proxy statement to stockholders, of any other business that may properly be presented for action at the Annual Meeting. If any other business should properly come before the Annual Meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.

How to Vote

If you are a shareholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the Internet, over the telephone or by mail. The procedures for voting by proxy are as follows:

●
To vote by proxy over the Internet go to the web address listed on the Notice of Internet Availability of Proxy Materials; or
●
To vote by proxy over the telephone, dial the toll-free phone number listed on the Notice of Internet Availability of Proxy Materials under the heading “Telephone” and following the recorded instructions; or
●
To vote by written proxy you must request a printed copy of these proxy materials by mail at no cost to you as indicated on the Notice of Internet Availability of Proxy Materials. Complete, sign and date your proxy card and return it promptly in the envelope.

Revocability of Proxies

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before the final vote. A person’s proxy vote may be revoked by filing a written notice of revocation with the Secretary of Zoom at Zoom's headquarters, 99 High Street, Boston, Massachusetts 02110, by duly executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

All costs of this solicitation of proxies will be borne by Zoom. Zoom may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of Zoom. No additional compensation will be paid for any such services. Zoom may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

A Board of seven (7) directors is to be elected at the Annual Meeting. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated the persons listed below for election as directors of Zoom, all of whom have been nominated for re-election:

●
Robert Crowley
●
Joseph J. Donovan
●
Derek J. Elder
●
Philip Frank
●
Peter R. Kramer
●
Frank B. Manning
●
Peter Sykes

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. All nominees are currently directors of Zoom. In the event that any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or unwilling to serve as a director. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. Each director elected will hold office until the next Annual Meeting or until his successor is duly elected or appointed and qualified, unless his office is earlier vacated in accordance with the Certificate of Incorporation of Zoom or he becomes disqualified to act as a director. The seven (7) nominees who receive the greatest number of votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be elected directors of Zoom.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
ELECTION OF THE SEVEN NOMINEES SET FORTH ABOVE.

BOARD OF DIRECTORS AND MANAGEMENT

Information Regarding the Board of Directors

The Board of Directors currently consists of seven members. George Patterson resigned from the Board of Directors and the Audit Committee on February 23, 2018 in order to comply with the requirements of his new employer. Derek Elder was appointed a Director on April 26, 2018. At each meeting of stockholders, Directors are elected for a one-year term. The following table and biographical descriptions set forth information regarding the current members of the Board of Directors.

Name	Age	Principal Occupation	Director Since
Frank B. Manning	69	Chief Executive Officer, President and Chairman of the Board of Zoom Telephonics, Inc.	1977
Peter R. Kramer(2), (3)	66	Artist	1977
Robert Crowley(1),(3)	78	Financial Consultant	2014
Joseph J. Donovan(1), (2), (3)	69	Adjunct Professor at Suffolk University's Sawyer School of Management	2005
Derek J. Elder	47	Managing Director of Sky Advisors	2018
Philip Frank(1)(2)	47	President and CEO of AirSense Wireless	2015
Peter Sykes	72	Personal Investor	2016

(1)
Current members of the Audit Committee effective November 2, 2015 except Phil Frank who was elected effective February 27, 2018. Chair, Robert Crowley.
(2)
Current members of the Compensation Committee effective April 25, 2017. Chair, Peter Kramer.
(3)
Current members of the Nominating Committee effective November 2, 2015. Chair, Joseph Donovan.

Frank B. Manning is a co-founder of our company. Mr. Manning has been our President, Chief Executive Officer, and a Director since May 1977. He has served as our Chairman of the Board of Directors since 1986. He earned his BS, MS and PhD degrees in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation Fellow. Mr. Manning was a director of Microtouch Systems from 1993 until its acquisition by 3M in 2001. From 1998 through late 2006 Mr. Manning was also a director of the Massachusetts Technology Development Corporation, a public purpose venture capital firm that invests in seed and early-stage technology companies in Massachusetts. Mr. Manning is the brother of Terry Manning, our vice president of sales and marketing. From 1999 to 2005 Mr. Manning was a Director of Intermute, a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Manning was a Director of Unity Business Networks, a hosted VoIP service provider, from Zoom's investment in July 2007 until Unity’s acquisition in October 2009. Mr. Manning’s extensive experience as our Chief Executive Officer, as well as his overall experience and professional skills in electronics and business, enable him to capably serve as Chairman of Zoom’s Board of Directors.

Peter R. Kramer is a co-founder of Zoom and has been a Director of Zoom since May 1977. Mr. Kramer also served as our Executive Vice President from May 1977 until November 2009, when he retired from this position. He earned his B.A. degree in 1973 from SUNY Stony Brook and his Master’s in Fine Art degree from C.W. Post College in 1975. From 1999 to 2005 Mr. Kramer was a Director of Intermute, a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Kramer was a member of the Board of Directors of Zoom Technologies, Inc. from 1977 until September 2009. Mr. Kramer’s experience as our co-founder and as Executive Vice President with Zoom for over thirty years enables him to bring a well informed perspective to our Board of Directors.

Robert Crowley joined Zoom as a Director in January 2014. He has been Principal at Crowley Capital Strategies since he founded the company in 2011. Crowley Capital Strategies is a consulting company that works with early stage companies, helping them to develop their business models and financial strategies. Previously, Mr. Crowley was President of Massachusetts Technology Development Corporation. (MTDC). He had been associated with MTDC since its inception in 1978, serving as Executive Vice President and Chief Investment Officer until becoming President in 2002. Over the span of Mr. Crowley’s time with MTDC, the firm invested $115 million in 126 companies including Zoom Telephonics. Mr. Crowley is the former Chairman of the SBANE (Smaller Business Association of New England) Educational Center. He is a former Chairman of the MIT Enterprise Forum, and a former Chairman of SBANE. Mr. Crowley has spent most of his career in finance, initially as a commercial banker with The Shawmut Bank. He earned a BA from Fairfield University and an MBA from Boston College. Mr. Crowley’s extensive experience with business and finance, particularly for smaller companies, enables him to capably serve on our Board of Directors.

Joseph J. Donovan has been a Director of Zoom since 2005. From March 2004 through September 2009 Mr. Donovan served as the Director of Education Programs of Suffolk University's Sawyer School of Management on the Dean College campus, where he was responsible for the administration of undergraduate and graduate course offerings at Dean College. Mr. Donovan serves as an adjunct faculty member at Suffolk University's Sawyer School of Management. He teaches Money and Capital Markets, Managerial Economics, and Managerial Finance in the Graduate School of Business Administration at Suffolk University. Mr. Donovan served as the Director of Emerging Technology Development for the Commonwealth of Massachusetts' Office of Emerging Technology from January 1993 through October 2004. Mr. Donovan also served as a Director of the Massachusetts Technology Development Corporation, the Massachusetts Emerging Technology Development Fund, and the Massachusetts Community Development Corporation. He received a Bachelor of Arts in Economics and History from St. Anselm College in Manchester, N.H. and a Master's Degree in Economics and Business from the University of Nebraska. Mr. Donovan was a member of the Board of Directors of Zoom Technologies, Inc. from 2005 until September 2009. Mr. Donovan adds a unique perspective to our Board of Directors which he gained through his experience both as an educator and a leader in the Massachusetts high technology community.

Derek J. Elder has been a Director of Zoom since April 26, 2018. He is Managing Director of Sky Advisors LLC, a boutique strategic advisory firm.  From November 2014 to December 2017, Mr. Elder was President, CEO, and Director of Concurrent, a NASDAQ-traded technology firm until the sale of company’s operations in December 2017.   From July 2005 to November 2014, Mr. Elder served in a variety of executive roles at ARRIS Group, Inc. including as Senior Vice President & General Manager of the DOCSIS CPE & Retail business unit, Senior Vice President of Product Management and Marketing of the Broadband Communications Systems Division, and Senior Vice President of North American Sales.  Prior to ARRIS, Mr. Elder was a technology and business leader at Tropic Networks, Cisco Systems and Narad Networks, Inc.  Mr. Elder has served on a variety of public, private, and non-profit boards including Zenverge, Celeno, and The Emma Bowen Foundation. He has a Bachelor of Science degree from The University of Maryland University College, Master of Business Administration degree from The Pennsylvania State University, and is a NACD Governance Fellow with the National Association of Corporate Directors.   Mr. Elder’s extensive experience in senior leadership positions with companies in Zoom’s industry makes him a valuable addition to Zoom’s board and enables him to capably serve on our Board of Directors.

Philip Frank is a technology executive with over 20 years of experience. He has been a Director of Zoom since September 22, 2015.  He has served as President and CEO of AirSense Wireless since September 2016.  Prior to that, he was Zoom's Chief Financial Officer from September 2015 to July 2016.  From February 2005 to December 2014 he worked for the Nokia Corporation including Nokia Siemens Networks, based in London, UK.  At Nokia, Mr. Frank was most recently the Global Head of Corporate Development and M&A.  Earlier in his career Mr. Frank was an executive with AT&T Wireless as well as having worked with global advisory firms DiamondCluster International and Accenture.  He received a Master’s in Business Administration from the University of Michigan Ross School of Business.  Mr. Frank’s extensive experience as a senior financial and development executive with the world’s largest telecommunications service provider and with the world’s largest infrastructure vendor provides Zoom with topical industry expertise and a valuable perspective regarding financial management, strategy, development and sales.

Peter Sykes has been a Director of Zoom since October 24, 2016.  Mr. Sykes is a British entrepreneur and investor. Mr. Sykes had a successful corporate career with Dell Inc., from 1992 to 2002 initially setting up the Dell subsidiaries in Switzerland and Austria and later developing the Dell Global Enterprise Program across Europe.  Subsequently, Mr. Sykes spearheaded Dell's development of Thailand, Korea and India.  Since 2002 Mr. Sykes has managed his personal investment portfolio. Mr. Sykes has a wealth of experience developing electronics hardware sales channels enabling him to capably serve on our Board of Directors.

Our Other Executive Officers

The names and biographical information of our current executive officers who are not members of our Board of Directors are set forth below:

Name	Age	Position with Zoom
Terry J. Manning	67	Vice President of Sales and Marketing
Deena Randall	64	Vice President of Operations

Terry J. Manning joined us in 1984 and served as corporate communications director from 1984 until 1989, when he became the director of our sales and marketing department. Terry Manning is Frank Manning's brother. Terry Manning earned his BA degree from Washington University in St. Louis in 1974 and his MPPA degree from the University of Missouri at St. Louis in 1977.

Deena Randall joined us in 1977. Ms. Randall has served in various senior positions within our organization and has directed our operations since 1989. Ms. Randall earned her BA degree from Eastern Nazarene College in 1975.

Board of Directors' Meetings, Structure and Committees

The Board of Directors held four (4) meetings during the year ending December 31, 2017. Each director attended at least 75% of the meetings of the Board of Directors and each Committee on which he served. All of Zoom's directors are encouraged to attend Zoom's Annual Meeting of stockholders. There was one director in attendance at the 2017 Annual Meeting.

Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee. As of December 31, 2017, Messrs. Donovan, Crowley and Patterson served as the members of the Audit Committee. Effective February 27, 2018, Mr. Frank replaced Mr. Patterson on the Audit Committee. Mr. Crowley serves as chairman of the Audit Committee. Messrs. Donovan, Kramer and Frank served as members of the Compensation Committee with Mr. Kramer presiding as chairman. Messrs. Donovan, Crowley and Kramer served as the members of the Nominating Committee with Mr. Donovan presiding as chairman.

Board Independence. The Board of Directors has reviewed the qualifications of Messrs. Crowley, Donovan, Kramer, Elder and Sykes and has determined that each individual is "independent" as such term is defined under the current listing standards of the Nasdaq Stock Market. In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended.

Structure of the Board of Directors. Mr. Manning serves as our Chief Executive Officer and Chairman of the Board. The Board of Directors believes that having our Chief Executive Officer serve as Chairman of the Board facilitates the Board of Directors’ decision-making process because Mr. Manning has first-hand knowledge of Zoom’s operations and the major issues facing the company. In addition, the Board of Directors believes this structure makes sense considering the size of Zoom’s operations. This structure also enables Mr. Manning to act as the key link between the Board of Directors and other members of management. The Board of Directors has not designated a lead independent director.

The Board of Directors’ Role in Risk Oversight. The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The Audit Committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The Audit Committee also assesses economic and business risks and monitors compliance with ethical standards. The Compensation Committee identifies and oversees risks associated with our executive compensation policies and practices.

Audit Committee. Messrs. Donovan, Frank and Crowley are currently the members of the Audit Committee. The Board of Directors has determined that Mr. Crowley qualifies as an "audit committee financial expert" as defined by applicable rules of the Securities and Exchange Commission.

The Audit Committee operates under a written charter adopted by the Board of Directors, which is publicly available on Zoom's website at www.zoomtel.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) Zoom's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, retention, compensation and performance of Zoom's independent registered public accounting firm. The Audit Committee is also responsible for the establishment of "whistle-blowing" procedures, and the oversight of certain other compliance matters. The Audit Committee held four (4) meetings during 2017. See "Audit Committee Report" below.

Compensation Committee. Messrs. Frank, Kramer, and Donovan are currently the members of Zoom's Compensation Committee. The primary functions of the Compensation Committee include (i) reviewing and approving Zoom's executive compensation, (ii) reviewing the recommendations of the Chief Executive Officer regarding the compensation of senior officers, (iii) evaluating the performance of the Chief Executive Officer, and (iv) overseeing the administration of, and the approval of grants of stock options and other equity awarded under Zoom's stock option plans. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee's written charter is publicly available on Zoom's website at www.zoomtel.com. The Compensation Committee did not hold any meetings during 2017.

Decisions regarding executive compensation are made by the Compensation Committee. The Compensation Committee is also responsible for administering the 2009 Stock Option Plan, including determining the individuals to whom stock options are awarded, the terms upon which option grants are made, and the number of shares subject to each option granted. Mr. Manning, Zoom’s President and a director of Zoom, has made recommendations to the Compensation Committee regarding the granting of stock options and participated in deliberations of the Compensation Committee concerning executive officer compensation. Mr. Manning does not participate in any deliberation or vote establishing his compensation.

Nominating Committee. Messrs. Donovan, Crowley, and Kramer are currently the members of Zoom's Nominating Committee. The primary functions of the Nominating Committee are to (i) identify, review and evaluate candidates to serve as directors of Zoom, and (ii) make recommendations to the Board of candidates for all directorships to be filled by the stockholders or the Board.

The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Although the Company does not have a formal policy regarding diversity in identifying nominees for directors, for all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2018 Annual Meeting of Stockholders, it must follow the procedures described in "Deadline for Receipt of Stockholder Proposals and Recommendations for director."

The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee's written charter is publicly available on Zoom's website at www.zoomtel.com. The Nominating Committee did not hold any meetings during 2017.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management Zoom's audited financial statements for the year ended December 31, 2017. The Audit Committee has also discussed with Marcum LLP, Zoom's independent registered public accounting firm for the year ended December 31, 2017, the matters required to be discussed by the Auditing Standards No. 16 (Communications with Audit Committees), issued by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with Marcum LLP that firm’s independence. The Audit Committee has reviewed the independent auditors’ fees for audit and non-audit services for the fiscal year ended December 31, 2017.

Based on its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that Zoom's audited financial statements for 2017 be included in Zoom's Annual Report on Form 10-K for the year ended December 31, 2017.

Audit Committee:
Robert Crowley
Joseph J. Donovan
Philip Frank*
* Mr. Frank was appointed to the Audit Committee on February 27, 2018.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Item 404(d) of Regulation S-K requires us to disclose in our proxy statement any transaction in which the amount involved exceeds the lesser of (i) $120,000, or (ii) one percent of the average of Zoom’s total assets at year end for the last two completed fiscal years, in which Zoom is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, Director, nominee for Director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

Since January 1, 2017, Zoom has not been a participant in any transaction that is reportable under Item 404(d) of Regulation S-K.

Policies and Procedures Regarding Review, Approval or Ratification of Related Person Transactions

In accordance with our Audit Committee charter, which is in writing, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(d) of Regulation S-K promulgated by the Securities and Exchange Commission. Any related person transactions would need to be approved by our Audit Committee prior to us entering into such a transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of April 11, 2018 by (i) each person who is known by Zoom to own beneficially more than five percent (5%) of Zoom's outstanding Common Stock, (ii) each of Zoom's Directors and named executive officers, as listed below in the Summary Compensation Table under the heading "Executive Compensation", and (iii) all of Zoom's current Directors and executive officers as a group.

On April 11, 2018 there were 15,877,790 issued and outstanding shares of Zoom's Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed. The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.

Name (1)	Number of Shares Beneficially Owned	% of Common Stock
Manchester Management Company LLC(2) 3 West Hill Place Boston, MA 02114	4,285,714	26.9%

SF Investors LP(3) 8 South Acres Road Plattsburgh, NY 12901-3719	833,740	5.3%

Frank B. Manning(4)	1,507,139	9.5%

Peter R. Kramer(5)	374,929	2.4%

Robert Crowley(6)	67,640	*

Joseph J. Donovan(7)	121,000	*

Derek F. Elder(8)	0	*

Philip Frank(9)	52,500	*

Peter Sykes(10)	99,850	*

Terry J. Manning(11)	243,842	1.5%

Deena Randall(12)	145,000	*

All current directors and Executive
Officers as a group (9 persons) (13)	2,611,900	16.0%

*Less than one percent of shares outstanding.

(1)
Unless otherwise noted: (i) each person identified possesses sole voting and investment power over the shares listed; and (ii) the address of each person identified is c/o Zoom Telephonics, Inc., 99 High Street, Boston, Massachusetts 02110.
(2)
Information is based on a Schedule 13D filed by Manchester Management Co LLC on September 27, 2015. It includes the following stockholders Manchester Explorer, L.P. in the amount of 2,857,143 shares, JEB Partners, L.P. in the amount of 1,142,857 shares, James E. Besser in the amount of 142,857 shares and Morgan C. Frank in the amount of 142,857 shares totaling 1,295,376. In all cases the address listed in the above table applies to all stockholders other than Morgan C. Frank whose address is: 1398 Aerie Drive, Park City, UT 84060.
(3)
Information is based on a Schedule 13G filed by SF Investors LP on May 12, 2015.
(4)
Includes 75,000 shares that Mr. Frank B. Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 11, 2018.
(5)
Includes 75,000 shares that Mr. Kramer has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 11, 2018.
(6)
Includes 67,500 shares the Mr. Crowley has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 11, 2018.
(7)
Includes 75,000 shares the Mr. Donovan has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 11, 2018.
(8)
As of April 11, 2018, Mr. Derek Elder does not have the right to acquire stock upon exercise of outstanding stock options exercisable within sixty (60) days of that date.

(9)
Includes 52,500 shares that Mr. Philip Frank has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days April 11, 2018.
(10)
Includes 22,500 shares that Mr. Peter Sykes, who joined the Board in October 2016, has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 11, 2018.
(11)
Includes 60,000 shares that Mr. Terry Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 11, 2018.
(12)
Ms. Randall does not have any current outstanding stock options exercisable within sixty (60) days after April 11, 2018.
(13)
Includes an aggregate of 495,000 shares that the current directors and named executive officers listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 11, 2018.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended December 31, 2017 and December 31, 2016 for our principal executive officer and our other two most highly compensated executive officers who were serving as executive officers on December 31, 2017. We refer to these officers as our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Option Awards (2) ($)	All Other Compensation (3) ($)	Total ($)
Frank B. Manning, Chief Executive Officer	2017 2016	$129,272 $129,272	2,288 --	-- --	$6,244 $1,607	$137,804 $130,879
Deena Randall Vice President of Operations	2017 2016	$128,336 $128,336	2,288 --	-- --	$29,179 $128,136	$159,803 $256,472
Terry J. Manning Vice President of Sales and Marketing	2017 2016	$123,500 $123,500	2,288 --	-- --	$466 $466	$126,254 $123,966

(1)
The amounts in this column represent discretionary bonus payments granted in the applicable fiscal year.

(2)
The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2009 Stock Option Plan. Assumptions used in the calculations of these amounts are included in Note 7 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. These options are incentive stock options issued under the 2009 Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

 (3)
The amounts included in the “All Other Compensation” column for 2017 consists of: (a) life insurance premiums paid by Zoom to the named executive officer: Mr. Frank B. Manning $5,773, Mr. Terry Manning $116 and Ms. Randall $186; and (b) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer; and (c) proceeds received from sale of an incentive stock option grant to Ms. Randall $29,179. For 2016 consists of: (a) life insurance premiums paid by Zoom to the named executive officer: Mr. Frank B. Manning $1,257, Mr. Terry Manning $116 and Ms. Randall $186; and (b) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer; and (c) proceeds received from sale of an incentive stock option grant to Ms. Randall $127,600.

Outstanding Equity Interests

The following table sets forth information concerning outstanding stock options as of December 31, 2017 for each named executive officer.

Outstanding Equity Awards at 2017 Fiscal Year-End

Name	Grant Date (1)	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
		Exercisable Options	Unexercisable Options
Frank B. Manning	01/30/2013 04/30/2015	150,000 75,000	-- --	$0.25 $0.25	01/30/2018 04/30/2020
Terry Manning	01/30/2013	120,000	--	$0.25	01/30/2018
	04/30/2015	60,000	--	$0.25	04/30/2020

(1)
The options granted on January 30, 2013 and April 30, 2015 are vested in full.

Option Exercises

Peter Kramer, Joseph Donovan, Philip Frank, Frank Manning, Terry Manning and Deena Randall exercised options to purchase a total of 242,500 shares of common stock during the fiscal year ended December 31, 2016. Peter Kramer, Joseph Donovan, and Deena Randall exercised options to purchase a total of 175,000 shares of common stock during the fiscal year ended December 31, 2017.

Employment, Termination and Change of Control Agreements

On December 8, 2009 Zoom entered into severance and change of control agreements with each of the named executive officers. The purpose of these arrangements is to encourage the named executive officers to continue as employees and/or assist in the event of a change-in-control of Zoom. Zoom has entered into agreements with each of the named executive officers formalizing the compensation arrangement described below.

Under the terms of each agreement, if a named executive officer is terminated by Zoom for any reason other than for cause, such named executive officer will receive severance pay in an amount equal to the greater of three months’ base salary or a number of weeks of base salary equal to the number of full years employed by Zoom divided by two and all outstanding stock options issued on or after September 22, 2009 held by the named executive officer will become immediately vested and will be exercisable for a period of up to 30 days after termination.

Under the terms of each agreement, each named executive officer will receive severance pay equal to six months’ base salary if (i) the named executive officer’s employment is terminated without cause within six months after a change-in-control, (ii) the named executive officer’s job responsibilities, reporting status or compensation are materially diminished and the named executive officer leaves the employment of the acquiring company within six months after the change-in-control, or (iii) Zoom is liquidated. In addition, in the event of a change-in-control or liquidation of Zoom, outstanding stock options granted to the named executive officer on or after September 22, 2009 will become immediately vested.

Potential Termination and Change-in Control Payments

As of December 31, 2017 in the event a named executive officer is terminated by Zoom for any reason other than cause or a change-in-control or liquidation of Zoom, the named executive officer would receive the following cash payments: Mr. Frank Manning $50,963; Ms. Randall $50,606 and Mr. Terry Manning $40,375. These amounts represent the greater of three months salary or the number of weeks of base salary equal to the number of years employed by Zoom divided by two. In the event of termination as a result of a change-in-control or liquidation, the named executive officers would receive the following cash payments: Mr. Frank Manning $64,636; Ms. Randall $64,183 and Mr. Terry Manning $61,750. These amounts represent six months’ base salary. In the event of either termination of employment, all options held by the named executive officers that were issued on or after September 22, 2009 would become immediately vested.

Director Compensation

The following table sets forth information concerning the compensation of our Directors who are not named executive officers for the fiscal year ended December 31, 2017.

Name	Fees Earned or Paid in Cash	Option Awards (1)(2)(3)(4)	All Other Compensation	Total
Robert Crowley	$2,000	$16,792	−	$18,792
Joseph J. Donovan	$2,000	$16,792	−	$18,792
Peter R. Kramer	$2,000	$16,792	−	$18,792
George Patterson (5)	$2,000	$16,792	−	$18,792
Philip Frank(4)	$2,000	$16,792	−	$18,792
Peter Sykes	$2,000	$16,792	−	$18,792

(1)
The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2009 Directors Stock Option Plan. Assumptions used in the calculations of these amounts are included in Note 7 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. These options are non-qualified stock options issued under the 2009 Directors Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

(2)
As of December 31, 2017, each non-employee Director holds the following aggregate number of shares under outstanding stock options:

Name	Number of Shares Underlying Outstanding Stock Options
Robert Crowley	60,000
Joseph J. Donovan	75,000
Peter R. Kramer	75,000
George Patterson	60,000
Philip Frank	45,000
Peter Sykes	15,000

(3)
The number of shares underlying stock options granted to each non-employee Director in 2017 and the grant date fair market value of such stock options is:

Name	Grant Date	Number of Shares underlying Stock Options Grants in 2017	Grant Date Fair Value of Stock Option Grants in 2017
Robert Crowley	01/10/17 07/10/17	7,500 7,500	$9,376 $7,416
Joseph J. Donovan	01/10/17 07/10/17	7,500 7,500	$9,376 $7,416
Peter R. Kramer	01/10/17 07/10/17	7,500 7,500	$9,376 $7,416
George Patterson	01/10/17 07/10/17	7,500 7,500	$9,376 $7,416
Philip Frank	01/10/17 07/10/17	7,500 7,500	$9,376 $7,416
Peter Sykes	01/10/17 07/10/17	7,500 7,500	$9,376 $7,416

(4)
On September 22, 2015, Mr. Philip Frank joined the Board of Directors of Zoom Telephonics, Inc. Mr. Frank was appointed Chief Financial Officer on October 14, 2015 and resigned effective as of July 29, 2016 and remained a director of Zoom. He did not receive any stock options awarded from the 2009 Directors plan in 2016.

(5)
On February 23, 2018, George Patterson resigned from the Board of Directors (the “Board”) of the Zoom Telephonics, Inc. (the “Company”) and from the Audit Committee of the Board, in order to comply with the policies of Mr. Patterson’s new employer.  Mr. Patterson’s resignation was not the result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Each non-employee Director of Zoom receives a fee of $500 per quarter plus a fee of $500 for each meeting at which the Director is personally present. Travel and lodging expenses are also reimbursed.

Each non-employee Director of Zoom may be granted stock options under Zoom's 2009 Directors Stock Option Plan, as amended (the "Directors Plan"). The Directors Plan provides in the aggregate that 700,000 shares of Common Stock (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the Directors Plan. The exercise price for the options granted under the Directors Plan is the fair market value of the Common Stock on the date the option is granted. During 2017 Messrs. Crowley, Donovan, Kramer, Patterson, Frank and Sykes each received options to purchase 15,000 shares at a weighted average exercise price of $2.07 per share.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon recommendation of the Audit Committee, the Board of Directors has appointed Marcum LLP (“Marcum”) as Zoom’s principal accountants and independent registered public accounting firm, to audit the financial statements of Zoom for the year ending December 31, 2018. A representative of Marcum LLP will be present at the meeting and will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions. Marcum LLP served as Zoom’s independent registered public accounting firm for the year ended December 31, 2017.

 Although stockholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Marcum LLP is not approved by a majority of the shares represented at the Meeting, the Company will consider the appointment of other independent registered public accounting firms.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

The firm of Marcum LLP served as our independent registered public accounting firm for fiscal years 2017 and 2016.  The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by Marcum LLP for the fiscal years ended December 31, 2017 and December 31, 2016:

FEE CATEGORY	2017	2016
Audit fees (1)	$159,757	$158,620
Audit-related fees (2)	––	42,230
Total fees	$159,757	$200,850

———————
(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Zoom’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory filings and engagements.

(2)
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Zoom’s consolidated financial statements and are not reported under "Audit Fees". For 2016, fees are related to a private placement.

All services rendered by Marcum LLP for fiscal years 2016 and 2017 were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis. During our fiscal year ended December 31, 2017, no services were provided to us by Marcum LLP other than in accordance with the pre-approval procedures described herein.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return. We seek to closely align the interests of our named executive officers with the interests of our shareholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, Zoom directors and officers, as well as any person holding more than ten percent (10%) of Zoom's Common Stock, are required to report initial statements of ownership of Zoom's securities and any subsequent changes in such ownership to the Securities and Exchange Commission. Specific filing deadlines of these reports have been established and Zoom is required to disclose in this proxy statement any failure to file by these dates during the year ending December 31, 2017. Based solely on a review of the copies of such forms and amendments thereto received by it, Zoom believes that during the year ending December 31, 2017, all executive officers, directors and owners of ten percent of the outstanding shares of Zoom’s Common Stock complied with all applicable filing requirements, except that Mr. Joe Donovan and Ms. Deena Randall each failed to file a Form 4 on a timely basis to report a single transaction.

CODE OF ETHICS

Zoom has adopted a Code of Ethics for Senior Financial Officers that applies to Zoom's principal executive officer and its principal financial officer, principal accounting officer and controller, and other persons performing similar functions. Zoom's Code of Ethics for Senior Financial Officers is publicly available on its website at www.zoomtel.com. If Zoom makes any amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to Zoom's principal executive officer, principal financial officer, principal accounting officer, controller or other persons performing similar functions, Zoom will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a current report on Form 8-K.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND RECOMMENDATIONS FOR DIRECTOR

Stockholder proposals for inclusion in Zoom's proxy materials for Zoom's 2019 Annual Meeting of Stockholders must be received by Zoom no later than January 4, 2019. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

Stockholders who wish to make a proposal at Zoom's 2019 Annual Meeting - other than one that will be included in Zoom's proxy materials - should notify Zoom no later than March 22, 2019. If a stockholder who wishes to present such a proposal fails to notify Zoom by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for director at Zoom's 2019 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Secretary, Zoom Telephonics, Inc., 99 High Street, Boston, Massachusetts 02110. Notice of such recommendations should be submitted in writing as early as possible, but in any event not later than 120 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in Zoom's Bylaws. In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee's charter, a copy of which is publicly available on Zoom's website at www.zoomtel.com. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of Zoom's Common Stock for at least one year. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein, in the Nominating Committee's Charter or in Zoom's Bylaws.

STOCKHOLDER COMMUNICATIONS

Any stockholder wishing to communicate with any of Zoom's directors regarding Zoom may write to the director c/o Investor Relations, Zoom Telephonics, Inc., 99 High Street, Boston, Massachusetts 02110. Investor Relations will forward these communications directly to the director(s).

OTHER MATTERS

The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting other than described in this proxy statement. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by Zoom under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of the Proxy Statement entitled "Audit Committee Report" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

COPIES OF ANNUAL REPORT ON FORM 10-K FOR 2017

Copies of Zoom's Annual Report on Form 10-K for the year ending December 31, 2017, as filed with the Securities and Exchange Commission, are provided herewith and available to stockholders without charge upon written request addressed to Zoom Telephonics, Inc., 99 High Street, Boston, Massachusetts 02110, Attention: Investor Relations.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO UTILIZE THE AVAILABLE VOTING OPTIONS AS DESCRIBED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND IN THIS PROXY STATEMENT.

By order of the Board of Directors

Frank B. Manning, President

Boston, Massachusetts
May 04, 2018

Appendix A
ZOOM TELEPHONICS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

June 21, 2018

The undersigned stockholder of Zoom Telephonics, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 4, 2018, and hereby appoints Frank Manning and Kerry Smith, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at 99 High Street, Boston, MA 02110, on Thursday, June 21, 2018 at 10:00 A.M. Eastern Time, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR ALL OTHER PROPOSALS.

Notice of Internet Availability of Proxy Material: The Notice of Meeting, proxy statement and proxy card are available at www.edocumentview.com/ZMTP.

DETACH PROXY CARD HERE
v                v

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS AND FOR ALL OTHER PROPOSALS.

1. Election of directors:	FOR	AGAINST	ABSTAIN
ROBERT CROWLEY	[ ]	[ ]	[ ]
JOSEPH J. DONOVAN	[ ]	[ ]	[ ]
DEREK J. ELDER	[ ]	[ ]	[ ]
PHILIP FRANK	[ ]	[ ]	[ ]
PETER R. KRAMER	[ ]	[ ]	[ ]
FRANK B. MANNING	[ ]	[ ]	[ ]
PETER SYKES	[ ]	[ ]	[ ]

2. To ratify the appointment of Marcum LLP as Zoom Telephonics, Inc.’s independent registered public accounting firm for its fiscal year ending December 31, 2018.

   [ ] FOR
   [ ] AGAINST
   [ ] ABSTAIN

3. Advisory vote to approve the compensation of the Company’s named executive officers (the “say-on-pay” vote).

   [ ] FOR
   [ ] AGAINST
   [ ] ABSTAIN

Mark here for address change and note at left	☐

Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing.
Signature: ___________________________________Date:_____________

Signature: ___________________________________Date:_____________

Please Detach Here
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope
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